                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                MICROISLET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2. Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

4. Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

5. Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6. Amount Previously Paid:

--------------------------------------------------------------------------------

7. Form, Schedule or Registration Statement No.:

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8. Filing Party:

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9. Date Filed:

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

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 29, 2003

TO THE STOCKHOLDERS OF MICROISLET, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROISLET, INC., a Nevada corporation (the "Company"), will be held on May 29, 2003 at 2:00 p.m. local time at the Union Bank Building, 530 B Street, San Diego, California.

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for its fiscal year ending December 31, 2003.

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on April 2, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                            By Order of the Board of Directors

                                            /s/ John F. Steel IV
                                            ------------------------------------
                                            John F. Steel IV
                                            Chairman and Chief Executive Officer

San Diego, California
April 15, 2003

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                             To be held May 29, 2003

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of MicroIslet, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 29, 2003, at 2:00 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Union Bank Building, 530 B Street, San Diego, California. The Company intends to mail this proxy statement and accompanying proxy card on or about April 15, 2003 to all Stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on April 2, 2003 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 2, 2003 the Company had outstanding and entitled to vote 23,150,079 shares of Common Stock.

Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held. With respect to the election of directors, stockholders may exercise cumulative voting rights, i.e., each stockholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such stockholder's shares and may cast such total of votes for one or more candidates in such proportions as such stockholder chooses. However, no stockholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. In addition, the person or persons holding the proxies solicited by the board of directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold authority to vote for all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 17, 2003. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and form of proxy must do so no later than March 1, 2004 nor earlier than January 30, 2004. Stockholders are also advised to review the Company's Bylaws which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         There are five nominees for the five Board positions presently authorized in accordance with the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

         Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         The five candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                        THE BOARD OF DIRECTORS RECOMMENDS
                      A VOTE IN FAVOR OF EACH NAMED NOMINEE

NOMINEES

         The names of the nominees and certain information about them are set forth below:

NAME                                   AGE   POSITION AND OFFICES                                    DIRECTOR SINCE
----                                   ---   --------------------                                    --------------
John F. Steel IV                       44    Chairman, Chief Executive Officer and Director             2002
Hartoun Hartounian, Ph.D.              43    President, Chief Operating Officer and Director            2002
Robert W. Anderson, M.D.               65    Director                                                   2002
Steven T. Frankel                      60    Director                                                   2002
James R. Gavin III, M.D., Ph.D.        58    Director                                                   2002

         JOHN F. STEEL IV. Mr. Steel joined the Company in April 2002 as Chairman of the Board of Directors and Chief Executive Officer. In January 1998, Mr. Steel founded MicroIslet, Inc., a Delaware corporation ("MSLT Delaware") and has served as its Chairman and Chief Executive Officer from September 1998 to April 2002. Mr. Steel also served as a director of DiaSense, Inc. from January 4, 2001 to April 2, 2002. From January 1996 to December 1997, Mr. Steel was a founder, Chief Executive Officer and a director of AKESIS Pharmaceuticals, Inc., a company that developed a patented treatment for insulin resistance for Type II diabetes. From January 1987 to June 1990, Mr. Steel served as the Vice President of Defined Benefit Inc., a company he founded in 1986 that provided financial services to health care professionals. From 1989 to 1994, Mr. Steel consulted to several public and private companies on business issues related to distribution of goods, services, and finances through Steel Management. Mr. Steel received his MBA degree with an emphasis in finance from the University of Southern California and a Bachelor of Arts degree from Dartmouth College.

         HARTOUN HARTOUNIAN, PH.D. Dr. Hartounian joined the Company in April 2002 and had served as President and Chief Operating Officer of MSLT Delaware from August 2000 to April 2002. Before joining MSLT Delaware, Dr. Hartounian served from July 1998 to August 2000 as the Head of the Process Development at Kelco BioPolymers, one of the world's largest producers of biopolymers and a unit of Pharmacia. From April 1994 to June 1998, Dr. Hartounian served as the Associate Director of Product Development at SkyePharma PLC (formerly known as Depotech), where he was responsible for all aspects of product development, scale up and technology transfer and was the key contributor in the commercialization of SkyePharma's first product. Dr. Hartounian received his Ph.D. in Chemical Engineering from the University of Delaware in 1992.

         ROBERT W. ANDERSON, M.D. Dr. Anderson has been a director of the Company since April 2002 and was a director of MSLT Delaware from March 2001 to April 2002. From June 1994 to February 2003, Dr. Anderson served as the David C. Sabiston, Professor and Chairman of the Department of Surgery at Duke University Medical Center in Durham, North Carolina. He received an MBA degree from the Kellogg School of Management at Northwestern in 1994 and was appointed as the Chairman of the Department of Surgery at Duke in the same year. Dr. Anderson received his B.S. degree in Engineering from Duke University and was awarded the M.D. degree from Northwestern University in 1964.

         STEVEN T. FRANKEL. Mr. Frankel was elected as a director of MicroIslet in May 2002. Mr. Frankel has been an advisor to Genetic Diagnostics Inc. since September 2002. From October 2001 to September 2002 he was the Chief Executive Officer and President Genetic Diagnostics Inc. Since April 1998, he has been the Chief Executive Officer, President and a director of A-Fem Medical Corp., a developer of women's healthcare products. Before that, he was the Chief Executive Officer and President of Quidel Corp., a manufacturer of physicians' office diagnostic test kits, from May 1992 to March 1998. Mr. Frankel was also President of various divisions of Becton, Dickinson and Co. from October 1979 to May 1992. Mr. Frankel attended the Executive Program at Stanford University in 1989 and received his BA in Philosophy from Clark University in 1964.

         JAMES R. GAVIN III, M.D., PH.D. Dr. Gavin has been a director of the Company since April 2002 and was a director of MSLT Delaware from March 2001 to April 2002. Since July 2002, he has been the President of Atlanta Morehouse School of Medicine. Dr. Gavin has been a member of the Board of Directors of Baxter International Inc., and Anastasia Marie Laboratories, Inc. since February 2003 and 1998, respectively, and has been the Chairman of the Board of Directors of Equidyne Corporation since August 2001. He was also a member of the Board of Directors of Taste for Living, Inc. from 1999 to 2002. From July 1991 to June 2002, Dr. Gavin was the Senior Scientific Officer of the Howard Hughes Medical Institute in Chevy Chase, Maryland. He completed his B.S. in Chemistry at Livingstone College, a Ph.D. in Biochemistry at Emory University and his M.D. at Duke University Medical School. Dr. Gavin has received numerous civic and academic awards and honors.

BOARD COMMITTEES AND MEETINGS

         During the fiscal year ended December 31, 2002, the Board of Directors held seven meetings. The Board has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a nominating committee. During the fiscal year ended December 31, 2002, each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served and held during the period for which he was a Board or Committee member, respectively.

         AUDIT COMMITTEE. The Audit Committee meets at least four times annually with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent accountants to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest. The Audit Committee, which as of the end of fiscal 2002 was composed of Messrs. Anderson, Frankel and Gavin, met three times during fiscal 2002. The members of the Audit Committee are independent directors within the meaning of Rule 4200(a)(15) of the Rules of the National Association of Securities Dealers, Inc.

         COMPENSATION COMMITTEE. The Compensation Committee, is authorized to review and approve the compensation and benefits for the Company's officers and other employees, including, but not limited to, salary matters, incentive/bonus plans, stock based compensation plans, investment programs and insurance plans. The Compensation Committee also administers the Company's stock option plan. The Compensation Committee, which as of the end of fiscal 2002 was composed of Messrs. Anderson, Frankel and Gavin, held two meetings during fiscal 2002.

         During the fiscal year ended December 31, 2002, the Board of Directors took action on five occasions, and the Compensation Committee took action on one occasion, in each case, by means of an action by written consent in lieu of a meeting after informal discussions, and the written consent to each such action was unanimous.

                                   PROPOSAL 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited the Company's financial statements since 2002. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting.

         Stockholder ratification of the selection of Deloitte & Touche LLP is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will consider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

CHANGE IN AUDITORS

         DISMISSAL OF LEVITZ ZACKS & CICERIC. The Company notified Levitz, Zacks & Ciceric on August 8, 2002, that such firm would be dismissed as the Company's independent public auditors for the 2002 fiscal year. Levitz, Zacks & Ciceric had audited the financial statements of MSLT Delaware and had served as MSLT Delaware's independent public auditors since December 12, 2001. On April 24, 2002, the Company acquired MSLT Delaware through a merger (the "Merger") of the Company's newly-formed, wholly-owned subsidiary with MSLT Delaware, as described below under the heading "Change in Control." Prior to the Merger, the Company was a public shell company with no assets or liabilities and a limited operating history. The transaction was accounted for as a reverse acquisition, whereby MSLT Delaware was considered the accounting acquiror and the assets and liabilities of MSLT Delaware were not adjusted as a result of the Merger. The formal dismissal of Levitz, Zacks & Ciceric as of August 8, 2002, was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         The report of Levitz, Zacks & Ciceric on MSLT Delaware's financial statements as of and for the years ended December 31, 2001 and December 31, 2000, and for the period from August 21, 1998 (inception) to December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period of Levitz, Zacks & Ciceric's engagement, with respect to both MSLT Delaware and the Company, there was not any disagreement with Levitz, Zacks & Ciceric on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Levitz, Zacks & Ciceric would have caused Levitz, Zacks & Ciceric to make reference to the subject matter of the disagreement in connection with any report issued by Levitz, Zacks & Ciceric.

         Prior to the December, 12, 2001 date of retention of Levitz, Zacks & Ciceric by MSLT Delaware, neither MSLT Delaware nor the Company consulted with Levitz, Zacks & Ciceric, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MSLT Delaware's or the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) of Regulation S-B.

         DISMISSAL OF COMISKEY & CO. The Company's independent auditors prior to the Merger, Comiskey & Co., continued to serve as an independent accountant for the Company after the Merger for the sole purpose of performing the review of the Company's financial statements for the quarter ended March 31, 2002 as required by Item 310(b) of Regulation S-B (the "March 10-Q"). The March 10-Q related to a period before completion of the Merger, and as a result did not include financial statements for MSLT Delaware. The formal dismissal of Comiskey & Co. as of August 8, 2002, was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         The report of Comiskey & Co. on the Company's financial statements as of and for the year ended December 31, 2001 and for the period from inception (November 10, 1998) to December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the period of Comiskey & Co.'s engagement, there was not any disagreement with Comiskey & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Comiskey & Co. would have caused Comiskey & Co. to make reference to the subject matter of the disagreement in connection with any report issued by Comiskey & Co.

         ENGAGEMENT OF DELOITTE & TOUCHE LLP. On August 8, 2002, the Company engaged Deloitte & Touche LLP as the Company's independent public auditors for the 2002 fiscal year. The decision to retain Deloitte & Touche LLP was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         Neither MSLT Delaware nor the Company consulted with Deloitte & Touche LLP, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MSLT Delaware's or the Company's financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) of Regulation S-B.

AUDIT FEES

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Deloitte & Touche LLP for the audit of the Company's financial statements and for the reviews of the Company's interim financial statements was $24,200.

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Levitz Zacks & Ciceric in connection with the audit of MSLT Delaware's financial statements and for the reviews of MSLT Delaware's interim financial statements was $28,190.

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Comiskey & Co. in connection with the audit of the Company's financial statements and for the reviews of the Company's interim financial statements was $3,480.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the fiscal year ended December 31, 2002, there were no fees billed by Deloitte & Touche LLP, Levitz Zacks & Ciceric or Comiskey & Co. for information systems design and implementation.

ALL OTHER FEES

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Deloitte & Touche LLP for all other professional services rendered on behalf of the Company was $48,990.

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Levitz Zacks & Ciceric for all other professional services rendered on behalf of the company and MSLT Delaware was $40,465.

         During the fiscal year ended December 31, 2002, the aggregate fees billed by Comiskey & Co. for all other professional services rendered on behalf of the Company was $0.

         The Audit Committee has determined the rendering of all non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

                             ADDITIONAL INFORMATION

MANAGEMENT

         Set forth below is information regarding executive officers and significant employees of the Company. All executive officers serve at the pleasure of the Board of Directors.

NAME                             AGE            POSITION
---------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

John F. Steel IV*                 44            Chairman and Chief Executive Officer
Hartoun Hartounian*               43            President and Chief Operating Officer
William G. Kachioff               37            Vice President, Finance and Chief Financial Officer

SIGNIFICANT EMPLOYEES:

Ingrid Stuiver, Ph.D.             41            Director of Process Research and Development
Dagmar Meissner                   37            Director of Research
Mayank Patel                      33            Director of Engineering and Manufacturing

* Biographical information about John F. Steel IV and Hartoun Hartounian is set forth under Proposal 1 above.

         WILLIAM G. KACHIOFF. Mr. Kachioff joined the Company in May 2002 as Vice President, Finance and Chief Financial Officer. He had served previously as the acting Chief Financial Officer of MSLT Delaware on a consultant basis from February 2002 to April 2002. From November 1999 to November 2001, Mr. Kachioff served as Director of Finance at Altus Medical, Inc., a manufacturer of innovative medical devices, where he helped prepare that company for the successful commercial launch of its first product and for an initial public offering of stock. From November 1998 to November 1999, Mr. Kachioff was the Corporate Controller at Coulter Pharmaceuticals, Inc., and from November 1996 to October 1998, Mr. Kachioff was the Assistant Controller at Vivus, Inc. From September 1990 to November 1996 he held a series of progressively responsible finance and accounting positions with Abbott Laboratories. He was a senior auditor with Deloitte & Touche LLP from August 1987 to August 1990. Mr. Kachioff received his B.S. in Management with concentrations in Accounting and Information Systems from the State University of New York at Buffalo and has been a Certified Public Accountant since 1989.

         INGRID STUIVER, PH.D. Dr. Stuiver joined the Company in April 2002 and was the Director of Research at MSLT Delaware from March 2001 to April 2002. Before joining MSLT Delaware, Dr. Stuiver was the Assistant Director of Clinical Research and Research Scientist at Maxia Pharmaceuticals from June 1998 to March 2001. From December 1993 to January 1998, Dr. Stuiver was a Sr. Research Associate/Postdoctoral Fellow at The Scripps Research Institute and studied adhesion receptors in cancer, hemostasis, thrombosis and the CNS. Dr. Stuiver received her Ph.D. in Molecular and Cellular Biology from the University of Arizona in 1992 and her B.A. in Biochemistry and Cell Biology from the University of California, San Diego in 1985.

         DAGMAR MEISSNER. Ms. Meissner joined the Company in April 2002 and was the Director of Process Research and Development at MSLT Delaware from January 2001 to April 2002. Prior to joining MSLT Delaware, Ms. Meissner was a Senior Scientist at Kelco Biopolymers from September 1998 to December 2000. From December 1994 to June 1998, she worked at SkyePharma PLC (formerly known as DepoTech) as a Senior Process Engineer. From February 1992 to June 1994, she worked at Biogen, Inc., a biotechnology company, as a Senior Process Associate. Ms. Meissner earned a diploma in Chemical Engineering from a PolyTechnic Institute in Mannheim, Germany and an M.S. degree in Chemical Engineering from Tufts University.

         MAYANK PATEL. Mr. Patel joined the Company in April 2002 and was the Director of Engineering and Manufacturing at MSLT Delaware from December 2000 to April 2002. From December 1998 to December 2000, he was a senior process engineer at Sequenom Inc., where he was responsible for consumable product design, product validation, and development of manufacturing equipment for silicon-based DNA chips. Prior to that, he worked at SkyePharma PLC (formerly DepoTech) from May 1995 to January 1999 where he was a senior engineer, responsible for the design and commissioning of an FDA approved pharmaceutical production system. From April 1993 to May 1995, he was the Manufacturing Associate at Regeneron Pharmaceuticals, where he performed large-scale development and GMP production of clinical protein products. Mr. Patel received his MBA in Operations Management and his B.S. in Chemical Engineering from Rutgers University.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the ownership of the Company's common stock as of March 7, 2003 by: (i) each director; (ii) each person who is known to the Company to be the beneficial owner of more than five percent of the outstanding common stock; (iii) each of the executive officers named in the Summary Compensation Table set forth below; and (iv) all executive officers and directors of as a group. All information with respect to share ownership and voting and investment power has been furnished by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned.

                                                         Number of Shares
Name and Address of Beneficial Owner (1)                 Beneficially Owned (2)    Percent of Class
----------------------------------------                 ----------------------    ----------------
John F. Steel IV                                              9,314,500(3)               41.1%

Richard Schoninger                                            3,190,850(4)               14.1%
667 Madison Avenue
New York, NY 10021

Don and Bonnie Saunders Family Trust                          4,019,339(5)               16.8%
900 E. Desert Inn Road, Apt. 521
Las Vegas, NV 89109

Jackson St. Partners (6)                                         1,758,772                7.8%
3673 Jackson Street
San Francisco, CA 94118

John J. Hagenbuch                                             1,768,772(7)                7.8%
3673 Jackson Street
San Francisco, CA 94118

Thomas K. Russell                                               425,132(8)                1.9%
30 Sembrado
Rancho Santa Margarita, CA 92688

Hartoun Hartounian, Ph.D.                                     1,208,527(9)                5.1%

William G. Kachioff                                             116,667(9)                 *

Robert W. Anderson, M.D.                                         104,1849)                 *

Steven T. Frankel                                                28,722(9)                 *

James R. Gavin III, M.D., Ph.D.                                 109,393(9)                 *

All officers and directors as a group (6 in number)         10,881,993(10)               44.9%

* Less than one percent.

(1) Except as otherwise indicated, the address for each beneficial owner is 6370 Nancy Ridge Drive, Suite 112, San Diego, CA 92121.

(2) Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,658,611 shares outstanding on March 7, 2003, adjusted as required by rules promulgated by the Commission.

(3) Excludes 10,000 shares held by Mr. Steel's daughter. Mr. Steel disclaims beneficial ownership of such shares as he does not have voting or investment control over such shares.

(4) Includes 3,000 shares held by Mr. Schoninger's minor son, for which Mr. Schoninger may be deemed to share voting and investment control with the child's mother.

(5) Don and Bonnie Saunders are the trustees of the Don and Bonnie Saunders Family Trust, and share voting and investment power over the 2,096,971 shares held by such trust. Also includes 647,368 shares held by Mr. Saunders and his wife as trustees of an irrevocable trust for which Mr. and Mrs. Saunders share voting and investment power. Also includes 850,000 shares subject to a warrant with an exercise price of $6.00 per share and 425,000 shares subject to a warrant with an exercise price of $12.00 per share. These warrants are exercisable at any time between August 1, 2002 and July 31, 2007. Mr. Saunders has sole voting and investment power with respect to the shares subject to such warrants. If and when Mr. and Mrs. Saunders determine to sell any of the 2,499,339 shares beneficially owned by them and not registered herein, or Mr. Saunders determines to sell any of the 1,275,000 shares subject to the warrants, they may do so only pursuant to a registration statement covering such resales.

(6) John J. Hagenbuch is a partner in Jackson St. Partners. To the Company's knowledge, he is the controlling natural person with respect to the shares held.

(7) Includes 1,758,772 shares held by Jackson St. Partners, and 10,000 shares held by Mr. Hagenbuch's minor children, for which Mr. Hagenbuch may be deemed to share voting and investment control with his spouse. Mr. Hagenbuch's spouse is the sister of John F. Steel IV.

(8) Includes 100,000 shares subject to a warrant with an exercise price of $6.00 per share and 50,000 shares subject to a warrant with an exercise price of $12.00 per share. These warrants are exercisable at any time between August 1, 2002 and July 31, 2007.

(9) For each person, the shares shown represent shares that are issuable upon exercise of options exercisable within 60 days of March 7, 2003.

(10) Includes 1,456,353 shares subject to options exercisable within 60 days of March 7, 2003.

                                CHANGE IN CONTROL


         A change in control of the Company occurred on April 24, 2002. Control was acquired by the former stockholders of MSLT Delaware through a merger of the Company's newly-formed, wholly-owned subsidiary with MSLT Delaware (the "Merger"). MSLT Delaware's stockholders were issued a total of 19,215,538 shares of the Company's authorized but unissued common stock, representing approximately 85% of the post-Merger outstanding shares of the Company. In the Merger, MSLT Delaware's common shares were exchanged on a one-for-one basis for the Company's Common Stock, and MSLT Delaware's Series A Preferred shares were exchanged on a 15.627538-for-one basis for the Company's Common Stock.

         In addition, the sole director of the Company resigned effective upon the close of business on April 24, 2002, and was replaced by a four-member Board of Directors consisting of John F. Steel, IV, Hartoun Hartounian, Ph.D., Robert
W. Anderson, M.D., and James R. Gavin, III, M.D., Ph.D.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 14, 2001, Frank Danesi, Jr., the sole officer and director of the Company and owner of approximately 90.22% of the Company's then outstanding shares of capital stock, sold all of his 3,075,000 shares of common stock to the Don and Bonnie Saunders Family Trust for a cash purchase price of $300,000. The Don and Bonnie Saunders Family Trust purchased a total of 615,000 of such shares as nominee for others, including 275,132 shares for Thomas K. Russell and 137,566 for Mark C. Russell. Thomas K. Russell and Mark C. Russell are brothers. The sale constituted a change of control of the Company. Thomas K. Russell also became the President, Chairman and sole director of the Company at that time.

         ASA Investment Company ("ASA") served as the private placement adviser for a private offering of securities by MSLT Delaware which closed simultaneously with the Merger, and for a subsequent private placement by the Company of 34,667 shares of its common stock. MSLT Delaware was introduced to ASA through Donald G. Saunders. At the time of the introduction, Mr. Saunders was negotiating with ASA to form a successor broker-dealer in which Mr. Saunders, Thomas K. Russell and Mark C. Russell would have equity interests. Those negotiations did not ultimately result in a restructuring of ASA, and none of Mr. Saunders, Thomas K. Russell or Mark C. Russell obtained an ownership interest or other interest in ASA. Mr. Saunders, his wife Bonnie Saunders, and the Don and Bonnie Saunders Family Trust collectively purchased 122,500 MSLT Delaware shares in the private offering with gross proceeds to the Company of $735,000. Temple Securities, Ltd., a company associated with Thomas K. Russell and Mark C. Russell purchased 52,500 MSLT Delaware shares with gross proceeds to the Company of $315,000. These investments were on the same terms as all other investments in the private offering. ASA Investment Company received commissions equal to ten percent of the approximately $4 million in gross offering proceeds, and in connection with the Merger, received an investment banking fee of $200,000 plus the right to receive 33,334 shares of common stock of the Company. ASA earned additional commissions totaling $20,800 in connection with the post-acquisition private placement of 34,667 shares.

         In April 2002, the Company issued warrants to purchase 1,000,000 shares of its common stock at $6.00 per share and 500,000 shares of its common stock at $12.00 per share to the following persons in the amounts set forth opposite their names:

Name                       $6.00 Warrants              $12.00 Warrants
----                       --------------              ---------------
Donald G. Saunders             850,000                       425,000
Thomas K. Russell              100,000                        50,000
Mark C. Russell                 50,000                        25,000
Total:                       1,000,000                       500,000


         The warrants are exercisable at any time between August 1, 2002 and July 31, 2007.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a class of the Company's securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2002, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis with the SEC, except as follows:

         Mr. Frank Danesi, the Company's President and sole director until December 2001, failed to file a Form 3 disclosing his initial stock holdings upon the effectiveness of the Company's registration as a reporting company in 1999, and failed to file a Form 4 in December 2001 disclosing one transaction, the sale of all of his shares in the Company to the Don and Bonnie Saunders Trust. The Don and Bonnie Saunders Trust and its related beneficial owners, Donald G. and Bonnie Saunders, failed to file a Form 3 disclosing their holdings following becoming the beneficial owners of more than ten percent of the Company's outstanding shares in December 2001, and the same beneficial owners failed to file two Form 4's in 2002 disclosing three transactions, the acquisition of Class A and Class B warrants, and the acquisition of shares exchanged for shares of MSLT Delaware in the business combination with MSLT Delaware. Mr. Thomas K. Russell, the Company's President and sole director until April 2002, disclosed on a Form 5 initial holdings which should have been reported on Form 3 in December 2001. Hartoun Hartounian, Ph.D., the Company's President and Chief Operating Officer and a director, and William G. Kachioff, the Company's Vice President, Finance and Chief Financial Officer, each filed a Form 5 for the year ended December 31, 2002 disclosing one transaction, an option grant, which should have been reported on Form 4. Mr. Steven T. Frankel, a director, filed late a Form 5 for the year ended December 31, 2002, disclosing one transaction, an option grant.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         During the fiscal year ended December 31, 2002, as compensation for services provided as directors, the Company paid $12,000 to James R. Gavin III, M.D., Ph.D., $18,000 to Robert W. Anderson, M.D. and $10,500 to Steven T. Frankel.

         On May 9, 2002, Steven T. Frankel was granted a nonqualified stock option pursuant to the 2000 Stock Option Plan to purchase 94,000 shares of common stock at an exercise price of $5.00 per share. This option vests 1/36 per month for three years and expires on May 9, 2012.

COMPENSATION OF EXECUTIVE OFFICERS

          The following table sets forth the annual and long-term compensation paid by the Company or MSLT Delaware for services performed on the Company's or MSLT Delaware's behalf for the three fiscal years ended December 31, 2002, with respect to those persons who were, as of December 31, 2002, the Chief Executive Officer and executive officers who received more than $100,000 in compensation for fiscal 2002 for either the Company or MSLT Delaware.


                         SUMMARY COMPENSATION TABLE (1)

                                                                  Annual Compensation      Long-Term Compensation
                                                                  -------------------      ----------------------

          Name and Principal Position             Year         Salary           Bonus      Securities Underlying
          ---------------------------             ----         ------           -----      ---------------------
                                                                                                    Options
                                                                                                    -------
Thomas K. Russell, Chairman of the Board and      2002              -0-             -0-            150,000
President (2)                                     2001              -0-             -0-                -0-

John F. Steel IV, Chairman and Chief Executive    2002         $179,400             -0-                -0-
Officer (3)                                       2001         $147,400             -0-                -0-
                                                  2000         $127,300             -0-                -0-

Hartoun Hartounian, Ph.D., President and Chief    2002         $185,620             -0-             62,510
Operating Officer (3)                             2001         $167,000             -0-                -0-
                                                  2000          $42,000             -0-          1,250,200

William G. Kachioff, Vice President, Finance      2002         $122,322          $5,000            262,500
and Chief Financial Officer (4)


(1) The columns for "Other Annual Compensation," "Restricted Stock Awards," "LTP Payouts" and "All other Compensation" have been omitted because there is no compensation required to be reported. All options were granted at market value.

(2) Thomas K. Russell resigned as the Company's Chairman and President in April 2002.

(3) Mr. Steel and Dr. Hartounian joined the Company in April 2002 upon the completion of the acquisition of MSLT Delaware. Compensation in 2002 includes compensation paid by MSLT Delaware prior to the acquisition. Compensation in 2001 and 2000 reflects compensation paid by MSLT Delaware.

(4) Mr. Kachioff joined the Company on a full-time basis in May 2002. Mr. Kachioff was a consultant to MSLT Delaware from February 2002 to April 2002, and compensation shown includes consulting payments for that period.

                                              OPTION GRANTS IN LAST FISCAL YEAR

                                 Number of
                                Securities       Percent of Total Options
                                Underlying        Granted to Employees in    Exercise or Base
           Name                   Options               Fiscal Year            Price ($/Sh)        Expiration Date
           ----                   -------               -----------            ------------        ---------------
Hartoun Hartounian               62,510(1)                    10.5%                $2.95          November 3, 2012

William G. Kachioff             250,000(2)                    41.9%                $5.00               May 9, 2012
                                 12,500(1)                     2.1%                $2.95          November 3, 2012

Thomas K. Russell               100,000(3)                    16.8%                $6.00             July 31, 2007
                                 50,000(3)                     8.4%               $12.00             July 31, 2007

(1) These options were granted under the 2000 Stock Option Plan. These options are immediately exercisable.

(2) These options were granted under the 2000 Stock Option Plan. These options vest 1/36 per month for three years. In the event of a change of control of the Company, vesting will be accelerated and the options will become immediately exercisable.

(3) These options were granted pursuant to a Warrant Agreement dated April 2, 2002 and are fully exercisable at any time after August 1, 2002.

                          FISCAL YEAR END OPTION VALUES

         The following table sets forth, as to the named officers, certain information concerning the number and value of unexercised options held by each of the named officers at December 31, 2002.

                                          Number of Options              Value of Unexercised In-the-Money
                                       Unexercised at Year End                  Options at Year End
                                       -----------------------                  -------------------
             Name                  Exercisable       Unexercisable       Exercisable        Unexercisable
             ----                  -----------       -------------       -----------        -------------
Thomas K. Russell                    150,000                   --                   -0-                  --

John F. Steel IV                          --                   --                    --                  --

Hartoun Hartounian, Ph.D.          1,034,888              277,822        $1,857,242 (1)        $530,640 (1)

William G. Kachioff                   81,944              180,566                   -0-                 -0-

(1) Based on fair market value of the common stock at fiscal year end, which was $2.20 per share less the exercise price of the options.

        EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         The Company entered into an agreement with William G. Kachioff dated May 1, 2002. Under the agreement, the Company has the right to terminate Mr. Kachioff's employment at any time and for any reason. If, however, the Company does so without cause or if Mr. Kachioff terminates his agreement for good reason during the first three years of employment, the Company must continue to pay salary and benefits for three months following termination. Upon such termination, he will also be provided thirty-six months to exercise his vested options. Mr. Kachioff must sign a waiver and release of claims in order to receive these benefits. In addition, the agreement provides that Mr. Kachioff's initial grant of 250,000 stock options will vest and become immediately exercisable upon a "change of control" of the Company, which generally means a merger, liquidation or sale of all or substantially all of the stock or assets of the Company.

         On August 2, 2002, the Compensation Committee of the Board of Directors agreed that if the employment of Mr. Kachioff or Hartoun Hartounian is terminated by the Company without cause or if Mr. Kachioff or Mr. Hartounian resigns for good reason, the Company must continue to pay salary and benefits to that individual for six months following termination.

                          REPORT OF THE AUDIT COMMITTEE

         INTRODUCTORY NOTE: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002.

         The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, which relates to the accountant's independence from the Company and its related entities, and has discussed with Deloitte & Touche LLP their independence from the Company.

         The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors and attached as Appendix A to this Proxy Statement. Each of the members of the Audit Committee qualifies as an independent director under the current listing standards of the Nasdaq Stock Market.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

         AUDIT COMMITTEE
         Robert W. Anderson, M.D.
         Steven T. Frankel
         James R. Gavin III, M.D., Ph.D.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            /s/ John F. Steel IV
                                            ------------------------------------
                                            John F. Steel IV
                                            Chairman and Chief Executive Officer

April 15, 2003


         A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-KSB for the fiscal year ended December 31, 2002 is available without charge upon written request to the Secretary, MicroIslet, Inc., 6370 Nancy Ridge Drive, Suite 112, San Diego, California 92121.

                                   APPENDIX A
                                   ----------

                                     CHARTER
                            OF THE AUDIT COMMITTEE OF
                                MICROISLET, INC.

                              ADOPTED: MAY 9, 2002

PURPOSE

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls, which Management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, Management and the independent accountants.

ORGANIZATION

         o The Audit Committee shall be appointed annually by the Board of Directors.

         o The Audit Committee shall consist of at least two members and shall on and after December 31, 2002, consist of not less than three members.

         o Only independent directors may be members of the Audit Committee. An independent director is a director who meets the independence and experience requirements of the NASDAQ Stock Market, Inc.

         o At least one member of the Committee shall have a background in financial reporting, accounting or auditing (however, the lack of any such member shall not invalidate or otherwise affect the actions taken by the Committee).

         o The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee to provide the Committee with a written agenda.


In meeting its responsibilities, the Committee shall:

GENERAL

         o Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of Management and relevant information. The Committee may retain independent counsel, accountants or others to assist it in the conduct of any investigation.

         o    Meet once per year or more frequently as circumstances require.

         o Report Committee actions to the Board of Directors with recommendations, as the Committee may deem appropriate.

         o    Review annually and update the Committee's formal charter.

         o Meet at least annually with the independent accountants and Management (together or separately) to discuss any matters that the Committee believes should be discussed privately with the Audit Committee.

         o Provide for inclusion in the Company's proxy statement or other SEC filings of any report from the audit committee required by applicable laws and regulations and stating among other things whether the audit committee has:

              o Reviewed and discussed the audited financial statements with management.

              o Discussed with the independent auditors the matters required to be discussed by SAS 61.

              o Received disclosures from the auditors regarding the auditors' independence as required by Independence Standards Board Standard No. I and discussed with the auditors their independence.

              o Recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

INTERNAL CONTROLS AND RISK ASSESSMENT

         o Review and evaluate the effectiveness of the Company's process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Company.

         o Consider and review with Management and the independent accountants:

              o The effectiveness of or weaknesses in the Company's internal controls including the status and adequacy of information systems and security.

              o Any related significant findings and recommendations of the independent accountants together with Management's responses including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

         o Receive periodic information from the independent accountant regarding the independence of the independent accountants, discuss such information with the independent accountant, and, if so determined by the Audit Committee, recommend that the Board take appropriate actions to satisfy itself of the independent accountants' independence.

         o Instruct the independent accountants to communicate directly to the Audit Committee any serious difficulties or disputes with Management. The independent accountant is ultimately responsible to the Board of Directors and Audit Committee of the Company.

COMPLIANCE WITH LAWS AND REGULATIONS

         o Ascertain whether the Company has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.

         o Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material impact on Company operations and the financial statements.

         o Discuss with Management, and the Company's independent public accountants the status and adequacy of Management information systems including the significant risks and major controls over such risks.

FINANCIAL REPORTING

         o Advise management based upon its review and discussion whether anything has come to the audit committee's attention that causes it to believe that the audited financial statements included in the company's Form 10-K contain an untrue statement of material fact or omit to state a necessary material fact.

         o Review with Management and the independent accountants at the completion of the annual examination:

              o The Company's annual financial statements and related footnotes.

              o The independent accountants' audit of the financial statements and their report.

              o Any significant changes required in the independent accountant's audit plan.

              o Any difficulties or disputes with Management encountered during the audit.

              o    The Company's accounting principles.

              o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

EXTERNAL AUDITOR

         o Recommend to the Board of Directors the independent accountants to be nominated, approve compensation of the independent accountants and review and approve the discharge of the independent accountants.

         o Review the scope and approach of the annual audit with the independent accountants.

         o Assess the external auditor's process for identifying and responding to key audit and internal control risks.

         o Determine whether the rendering of non-audit services by the independent accountants is compatible with maintaining the auditors' independence.

COMPLIANCE WITH CODES OF ETHICAL CONDUCT

         o Review and monitor, as appropriate with the independent accountants the administration of and compliance with, the Company's code of conduct and the Foreign Corrupt Practices Act.


While the Audit Committee has the responsibilities and the powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant or to assume compliance with laws and regulations and the Company's code of conduct.

                                MICROISLET, INC.
     THIS PROXY RELATES TO AN ANNUAL MEETING OF THE STOCKHOLDERS TO BE HELD
                                  MAY 29, 2003

         The undersigned hereby appoints JOHN F. STEEL IV and HARTOUN HARTOUNIAN or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of MicroIslet, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of MICROISLET, INC. to be held at 2:00 p.m. local time at the Union Bank Building, 530 B Street, San Diego, California, on May 29, 2002 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW

PROPOSAL 1: To elect directors to serve for the ensuing year and until their successors are elected.

      |_| FOR all nominees listed below           |_| WITHHOLD AUTHORITY
          (except as marked to the contrary           to vote for all nominees
          below).

NOMINEES: John F. Steel IV, Hartoun Hartounian, Ph.D., Robert W. Anderson, M.D.,
          James R. Gavin III, M.D., Ph.D. and Steven T. Frankel

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S) WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

--------------------------------------------------------------------------------


PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as independent auditors of MicroIslet, Inc. for the fiscal year ending December 31, 2003.

            |_|  FOR                |_| AGAINST                 |_| ABSTAIN


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                           (CONTINUED FROM OTHER SIDE)





         THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF MICROISLET, INC. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY MICROISLET, INC. PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING.

DATED: _______________, 2003         Signature__________________________________

                                     Print Name_________________________________

IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN

                                     Signature__________________________________

                                     Print Name_________________________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person.
IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN

                         Mail or Deliver this Proxy to:

                                MICROISLET, INC.
                        6370 Nancy Ridge Drive, Suite 112
                           San Diego, California 92121
                                 (858) 657-0287



                       I will be attending the meeting |_|